This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

CD Library Music Videos Music Channels Archived TV Comedy Sports TV Japan The Golf Channel Account Review Video Checkout Guest Survey Send a Greeting Link to Hotel Website Parental Control Multilingual 33 Games TV Web Access Internet Browsing 81 Movies 2003: Expanded Opportunities Since Introduction In Early 2001 Driving Contracts Over 435,000 Signed New and Renewals Driving Revenue INTERACTIVE DIGITAL SYSTEM

Increase 9 Mo. 2003 Over Tape % Change Movie Revenue $ 21.45 $ 5.30 32.8% Other Interactive Services 6.81 2.62 62.5% Total Per Guest Pay Room $ 28.26 $ 7.92 38.9% Interactive Digital System Demonstrable Increase in Revenue Per Room Over Tape FINANCIAL HIGHLIGHTS

Average Contract Length 6.5 Years 6.5 Years Annual Revenue $ 337 $ 337 Annual Cash Flow $ 134 $ 134 Total Cash Flow Over Life $ 871 $ 871 Average Capital Investment $ 396 $ 330 Payback Period 3.0 Years 2.0 Years Cash-on-Cash Return 34% 41% Digital Upgrade Digital New Single Room Economics * Revenue and cash flow based on TTM from Q3 '03 results; capital based on Q3 '03 levels INTERACTIVE DIGITAL SYSTEM

2000 423 2001 456 2002 439 0 Q1 2003 420 0 Q2 2003 408 0 Q3 2003 396 0 New Installation Digital Capital per Room TAPE DIGITAL DIGITAL DIGITAL DIGITAL $423 $456 $439 $420 $408 $396 DIGITAL FINANCIAL HIGHLIGHTS

1996 1997 1998 1999 2000 2001 2002 Q3 2003 GP Interactive 400245 511851 596000 660000 725075 812149 876348 913118 Total 516348 613407 703325 755000 806112 887830 952673 983158 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider 2002 Q3 2003 INTERACTIVE DIGITAL SYSTEM

STRONG & DIVERSIFIED CUSTOMERS

Total US/Canadian Lodging Market 75+ Hotel Room Market 16 25 Slice 3 7 Slice 4 27 More Than 300 rooms 75 - 149 rooms On Command LodgeNet Other Providers Unserved 151 - 299 rooms Under 75 rooms 4.5 Million Rooms 3.5 Million Rooms 30% meet economic criteria STRONG COMPETITIVE POSITION #1 Worldwide

13 36 Slice 3 29 Slice 4 7 Suburban Resort Highway Airport Urban DIVERSIFICATION Diversified Locations

LNET Occupancy Advantage Over Industry 1995 1996 1997 1998 1999 2000 2001 2002 LNET 0.699 0.7 0.69 0.683 0.672 0.674 0.643 0.633 480 500 460 460 390 360 430 410 QUALITY CUSTOMERS Basis Points LNET Average +410 Basis Points Higher Since 1995 Industry occupancy rates indexed at zero

2002 21407 2003 64 2004 862 0 2005 770 0 2006 795 0 2007 742 0 2008 725 2009 544 2010+ 689 Total Hotels 1% 16% 15% 16% 15% 14% STABILITY 10% 13% Future Contract Expirations Average Remaining Contract Life Approximately 4 Years

(in millions) Steady Revenue Growth Despite Occupancy Declines FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 LTM Revenue 200 207 212 217 221 224 230 235 240 243 247 LTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622

Q3 2003 Q3 2002 % Change Movie Revenue $ 18.99 $ 18.98 0.1% Other Interactive Services 5.43 4.99 8.8% Total Per Guest Pay Room $ 24.42 $ 23.97 1.9% Q3 Revenue Per Room Analysis Occupancy Levels Flat Quarter over Quarter Digital Platform Installed in 39% of Rooms FINANCIAL HIGHLIGHTS

Q3 2003 Q3 2002 bp Change Gross Profit Margin 54.1% 56.4% -2.3 Reconciliation: Programming Costs (Product Mix) -1.2 TV Internet Integration -0.6 Hotel Incentive Commissions -0.5 Gross Profit Margin Analysis FINANCIAL HIGHLIGHTS

Improving Efficiencies Q3 2003 Q3 2002 % Change Guest Pay Operations Expense $2.98 $ 3.01 (1.0%) SG&A Expense 2.01 2.23 (9.9%) Total Operating Expenses $ 4.99 $5.24 (4.8%) FINANCIAL HIGHLIGHTS SG&A down to 8.0% of revenue, from 9.0% Q3 '02

Decreasing Capital Spending & Increasing Cash Flow from Ops 1st 6 Mo 2001 1st 9 Mo 2002 1st 9 Mo 2003 2001 39.2 56.9 41.3 Total Capital Spending Cash From Operations (in millions) FINANCIAL HIGHLIGHTS 1st 6 Mo 2001 1st 9 Mo 2002 1st 9 Mo 2003 2001 39.2 39.3 45.7

Cash from Operations Analysis Q3 2003 9 Mo.'03 9 Mo '02 Cash from Operations $ 20.0 $ 45.7 $ 39.4 Corp Capital / Minor Extensions (1.0) (6.8) (10.2) Post Corporate Free Cash Flow $ 19.0 $ 38.9 $ 29.2 Digital Renewal Investment * (5.1) (12.2) (17.7) Pre-Growth Cash Flow 13.9 26.7 11.5 New Room Investment ** (6.9) (23.1) (27.8) Post-Growth Cash Flow $ 7.0 $ 3.7 $ (16.3) *Digital Upgrade Rooms 15,529 35,941 50,445 **New Digital Rooms 17,546 56,664 62,736 (in millions) FINANCIAL HIGHLIGHTS

Cash from Operations Analysis Q3 2003 9 Mo.'03 9 Mo '02 Average Shares Outstanding 12,503 12,455 12,363 Cash from Operations $ 1.60 $ 3.67 $ 3.19 Pre-Growth Cash Flow $ 1.11 $ 2.14 $ .93 Post-Growth Cash Flow .56 .30 $(1.32) Growth Investment per Share $ .55 $ 1.84 (per outstanding share) FINANCIAL HIGHLIGHTS (in thousands)

Current Share Value $ 18.50 Implied Value per Subscriber $636.00 $3228.00* Entity Value Multiple Trailing 12 Months EBITDA 6.9x 12.6x** Valuation Analysis VALUATION Merrill Lynch Cable Television Brief - September 2, 2003 *Morgan Stanley Media: Entertainment & Cable/Satellite Report - December 2, 2003 LodgeNet Cable Sector Avg

INVESTMENT SUMMARY Continuous Innovation Operational Excellence World's Largest Provider Digital Rooms Driving Revenue Demonstrable Digital Model Experienced Management Team

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